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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 26, 2002

                               -----------------

                           KINDRED HEALTHCARE, INC.
            (Exact name of registrant as specified in its charter)

        Delaware                   001-14057                 61-1323993
     (State or other           (Commission File             (IRS Employer
     jurisdiction of                Number)              Identification No.)
    incorporation or
      organization)

 680 South Fourth Street
  Louisville, Kentucky                                       40202-2412
  (Address of principal                                      (Zip Code)
   executive offices)

      Registrant's telephone number, including area code:  (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)

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Item 5.  Other Events and Regulation FD Disclosure.

   Kindred Healthcare, Inc. ("Kindred" or the "Company") today announced that its Board of Directors has approved the repurchase of up to $35 million of the Company's common stock. The authorization includes both open market purchases as well as private transactions from time to time. Kindred currently has approximately 17.7 million shares of common stock outstanding.

   Kindred also announced that it has amended the terms of its revolving credit facility and senior secured notes to allow it the flexibility to proceed with the repurchase program. As part of these amendments, the Company prepaid $50 million of the senior secured notes. The amendments also allow for a $10 million increase in the Company's annual capital expenditure limits beginning in fiscal 2003. In addition, the Company agreed to certain revised financial covenants, none of which are expected to materially affect its financial flexibility.

   At June 30, 2002, the Company's consolidated cash balances aggregated $212 million, approximately the same amount as its funded long-term debt. Since its reorganization in April 2001, the Company has not had any outstanding borrowings under its revolving credit facility.

Item 7.  Financial Statements and Exhibits.

   (a) Financial statements of businesses acquired.

      Not applicable.

   (b) Pro forma financial information.

      Not applicable.

   (c) Exhibits.

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

Exhibit 99.1 --Amendment No. 3 dated as of August 15, 2002, under the $120,000,000 Credit Agreement dated as of April 20, 2001 among Kindred Healthcare Operating, Inc., the Company, the
               Lenders, Swingline Bank and LC Issuing Banks party thereto, JPMorgan Chase Bank
               (formerly The Chase Manhattan Bank, successor-by-merger to Morgan Guaranty Trust
               Company of New York), as Administrative Agent and Collateral Agent, and General Electric
               Capital Corporation, as Documentation Agent and Collateral Monitoring Agent.

Exhibit 99.2 --Amendment No. 3 dated as of August 15, 2002, under the $300,000,000 Credit Agreement dated as of April 20, 2001 among Kindred Healthcare Operating, Inc., the Company, the
               Lenders party thereto and JPMorgan Chase Bank (formerly The Chase Manhattan Bank, successor-by-merger to Morgan Guaranty Trust Company of New York), as Administrative
               Agent and Collateral Agent.

Exhibit 99.3 --Press Release dated August 26, 2002.
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              KINDRED HEALTHCARE, INC.

                                              By:  /s/  RICHARD A. LECHLEITER
                                                  -----------------------------
                                                      Richard A. Lechleiter
                                                  Senior Vice President, Chief
                                                            Financial
                                                      Officer and Treasurer

Date: August 27, 2002

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